Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues
Discount revenue (A)	$7,873	$6,835	$7,149	$6,369	$6,044	30	$14,708	$11,045	33
Net card fees	1,481	1,423	1,344	1,312	1,286	15	2,904	2,539	14
Service fees and other revenue (B)	1,265	906	1,134	839	705	79	2,171	1,343	62
Processed revenue (C)	416	372	410	414	390	7	788	732	8
Total non-interest revenues	11,035	9,536	10,037	8,934	8,425	31	20,571	15,659	31
Interest income
Interest on loans	2,707	2,473	2,356	2,256	2,094	29	5,180	4,238	22
Interest and dividends on investment securities	22	13	17	18	24	(8)	35	48	(27)
Deposits with banks and other	70	34	27	27	22	#	104	46	#
Total interest income	2,799	2,520	2,400	2,301	2,140	31	5,319	4,332	23
Interest expense
Deposits	187	122	102	109	113	65	309	247	25
Long-term debt and other	252	199	190	198	209	21	451	437	3
Total interest expense	439	321	292	307	322	36	760	684	11
Net interest income	2,360	2,199	2,108	1,994	1,818	30	4,559	3,648	25
Total revenues net of interest expense	13,395	11,735	12,145	10,928	10,243	31	25,130	19,307	30
Provisions for credit losses
Card Member receivables	138	80	74	(12)	(125)	#	218	(135)	#
Card Member loans	272	(111)	(9)	(177)	(396)	#	161	(969)	#
Other	—	(2)	(12)	(2)	(85)	#	(2)	(177)	(99)
Total provisions for credit losses	410	(33)	53	(191)	(606)	#	377	(1,281)	#
Total revenues net of interest expense after provisions for credit losses	12,985	11,768	12,092	11,119	10,849	20	24,753	20,588	20

Expenses
Card Member rewards	3,591	3,111	3,032	3,020	2,712	32	6,702	4,955	35
Business development	1,404	1,043	1,128	943	889	58	2,447	1,691	45
Card Member services	678	626	665	579	432	57	1,304	749	74
Marketing	1,502	1,224	1,585	1,412	1,330	13	2,726	2,294	19
Salaries and employee benefits	1,816	1,654	1,654	1,497	1,539	18	3,470	3,089	12
Professional services	501	472	607	490	458	9	973	861	13
Data processing and equipment	623	600	659	613	577	8	1,223	1,159	6
Other, net	327	326	456	115	(28)	#	653	(143)	#
Total expenses	10,442	9,056	9,786	8,669	7,909	32	19,498	14,655	33
Pretax income	2,543	2,712	2,306	2,450	2,940	(14)	5,255	5,933	(11)
Income tax provision	579	613	587	624	660	(12)	1,192	1,418	(16)
Net income	$1,964	$2,099	$1,719	$1,826	$2,280	(14)	$4,063	$4,515	(10)
Net income attributable to common shareholders (D)	$1,934	$2,069	$1,679	$1,783	$2,249	(14)	$4,003	$4,455	(10)
Effective tax rate	22.8%	22.6%	25.5%	25.5%	22.4%		22.7%	23.9%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.57	$2.73	$2.19	$2.27	$2.81	(9)	$5.30	$5.55	(5)
Average common shares outstanding	752	757	768	786	801	(6)	755	802	(6)
Diluted
Net income attributable to common shareholders	$2.57	$2.73	$2.18	$2.27	$2.80	(8)	$5.30	$5.54	(4)
Average common shares outstanding	753	758	769	787	802	(6)	756	803	(6)
Cash dividends declared per common share	$0.52	$0.52	$0.43	$0.43	$0.43	21	$1.04	$0.86	21
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change
Assets
Cash & cash equivalents	$26	$28	$22	$28	$31	(16)
Card Member receivables, less reserves	56	53	54	49	48	17
Card Member loans, less reserves	92	86	85	74	72	28
Investment securities	4	4	3	10	12	(67)
Other (E)	27	25	25	23	24	13
Total assets	$205	$196	$189	$184	$187	10

Liabilities and Shareholders' Equity
Customer deposits	$96	$91	$84	$84	$85	13
Short-term borrowings	2	2	2	2	2	—
Long-term debt	40	38	39	34	37	8
Other (E)	44	43	42	40	37	19
Total liabilities	182	174	167	160	161	13

Shareholders' Equity	23	22	22	24	26	(12)
Total liabilities and shareholders' equity	$205	$196	$189	$184	$187	10

Return on average equity (F)	34.4%	37.7%	33.7%	29.2%	36.5%
Return on average common equity (F)	36.5%	40.0%	35.8%	31.0%	38.4%
Book value per common share (dollars)	$28.82	$27.56	$27.05	$28.39	$30.02	(4)

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21
Shares Outstanding (in millions)
Beginning of period	755	761	778	798	803
Repurchase of common shares	(4)	(8)	(17)	(20)	(6)
Net impact of employee benefit plans and others	—	2	—	—	1
End of period	751	755	761	778	798

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.3%	10.4%	10.5%	12.6%	14.2%
Tier 1	11.2%	11.4%	11.5%	14.2%	15.3%
Total	13.0%	12.8%	12.9%	15.7%	16.8%

Common Equity Tier 1	$18.5	$17.6	$17.6	$19.1	$21.0
Tier 1 Capital	$20.2	$19.3	$19.2	$21.4	$22.6
Tier 2 Capital	$3.2	$2.4	$2.3	$2.2	$2.2
Total Capital	$23.4	$21.6	$21.5	$23.7	$24.8
RWA	$179.2	$169.4	$166.5	$150.7	$147.5
Tier 1 Leverage	10.3%	10.4%	10.5%	11.8%	12.2%
Average Total Assets to calculate the Tier 1 Leverage Ratio (G)	$195.8	$185.3	$183.5	$182.1	$185.6

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change	YTD'22	YTD'21	YOY % change
Network volumes (H)
U.S.	$276.7	$244.5	$256.2	$232.0	$222.6	24	$521.2	$408.9	27
Outside the U.S.	118.1	105.8	111.9	98.7	93.5	26	223.9	176.5	27
Total	$394.8	$350.3	$368.1	$330.7	$316.1	25	$745.1	$585.4	27
Billed business (H)	$340.9	$301.0	$316.2	$280.4	$267.8	27	$641.9	$493.3	30
Processed volumes (H)	53.9	49.3	51.9	50.3	48.3	12	103.2	92.1	12
Total	$394.8	$350.3	$368.1	$330.7	$316.1	25	$745.1	$585.4	27
Cards-in-force (millions) (I)
U.S.	59.1	57.7	56.4	56.0	54.8	8	59.1	54.8	8
Outside the U.S.	68.4	66.9	65.3	63.2	60.2	14	68.4	60.2	14
Total	127.5	124.6	121.7	119.2	115.0	11	127.5	115.0	11
Proprietary	74.2	72.8	71.4	70.6	69.6	7	74.2	69.6	7
Basic cards-in-force (millions) (I)
U.S.	46.6	45.4	44.3	44.0	43.0	8	46.6	43.0	8
Outside the U.S.	59.5	57.9	56.4	54.3	51.2	16	59.5	51.2	16
Total	106.1	103.3	100.7	98.3	94.2	13	106.1	94.2	13
Average proprietary basic Card Member spending (dollars)
U.S.	$6,609	$5,965	$6,351	$5,771	$5,607	18	$12,585	$10,331	22
Outside the U.S.	$4,644	$4,165	$4,502	$3,893	$3,686	26	$8,811	$6,854	29
Average	$6,052	$5,452	$5,822	$5,231	$5,051	20	$11,512	$9,322	23
Card Member loans
U.S.	$83.1	$77.2	$76.9	$67.5	$66.2	26	$83.1	$66.2	26
Outside the U.S.	12.3	11.6	11.7	9.5	9.4	31	12.3	9.4	31
Total	$95.4	$88.8	$88.6	$77.0	$75.6	26	$95.4	$75.6	26

Average discount rate (J)	2.35%	2.32%	2.30%	2.32%	2.30%		2.34%	2.28%
Average fee per card (dollars) (K)	$81	$79	$76	$75	$74	9	$80	$73	10

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change	YTD'22	YTD'21	YOY % change
Worldwide Card Member loans
U.S.	$83.1	$77.2	$76.9	$67.5	$66.2	26	$83.1	$66.2	26
Outside the U.S.	$12.3	$11.6	$11.7	$9.5	$9.4	31	$12.3	$9.4	31
Total loans	$95.4	$88.8	$88.6	$77.0	$75.6	26	$95.4	$75.6	26
Credit loss reserves (millions)
Beginning balance	$2,981	$3,305	$3,489	$3,835	$4,467	(33)	$3,305	$5,344	(38)
Provisions - principal, interest and fees	272	(111)	(9)	(177)	(396)	#	161	(969)	#
Net write-offs - principal less recoveries	(192)	(165)	(128)	(118)	(185)	4	(357)	(426)	(16)
Net write-offs - interest and fees less recoveries	(55)	(50)	(43)	(43)	(58)	(5)	(105)	(121)	(13)
Other (L)	(9)	2	(4)	(8)	7	#	(7)	7	#
Ending balance	$2,997	$2,981	$3,305	$3,489	$3,835	(22)	$2,997	$3,835	(22)
% of loans	3.1%	3.4%	3.7%	4.5%	5.1%		3.1%	5.1%
% of past due	441%	455%	555%	666%	782%		441%	782%
Average loans	$92.4	$86.8	$82.9	$76.4	$72.8	27	$89.7	$72.0	25
Net write-off rate (principal only) (M)	0.8%	0.8%	0.6%	0.6%	1.0%		0.8%	1.2%
Net write-off rate (principal, interest and fees) (M)	1.1%	1.0%	0.8%	0.8%	1.3%		1.0%	1.5%
30+ days past due as a % of total	0.7%	0.7%	0.7%	0.7%	0.6%		0.7%	0.6%

Net interest income divided by average Card Member loans (N)	10.2%	10.1%	10.2%	10.4%	10.0%		10.2%	10.1%
Net interest yield on average Card Member loans (N)	10.4%	10.5%	10.3%	10.8%	10.6%		10.5%	10.9%

Worldwide Card Member receivables
U.S.	$39.4	$38.2	$38.4	$34.8	$33.9	16	$39.4	$33.9	16
Outside the U.S.	$16.6	$15.0	$15.2	$14.0	$13.7	21	$16.6	$13.7	21
Total receivables	$56.0	$53.2	$53.6	$48.8	$47.6	18	$56.0	$47.6	18
Credit loss reserves (millions)
Beginning balance	$76	$64	$30	$73	$202	(62)	$64	$267	(76)
Provisions - principal and fees	138	80	74	(12)	(125)	#	218	(135)	#
Net write-offs - principal and fees less recoveries (O)	(95)	(67)	(40)	(32)	(4)	#	(162)	(57)	#
Other (L)	—	(1)	—	1	—	—	(1)	(2)	(50)
Ending balance	$119	$76	$64	$30	$73	63	$119	$73	63
% of receivables	0.2%	0.1%	0.1%	0.1%	0.2%		0.2%	0.2%
Net write-off rate (principal and fees) (M)(O)	0.7%	0.5%	0.3%	0.3%	—%		0.6%	0.3%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (M)(P)	0.8%	0.6%	0.4%	0.3%	0.3%		0.7%	0.4%
Net write-off rate, excluding GCP (principal only) (M)(P)	0.8%	0.6%	0.3%	0.2%	0.3%		0.7%	0.4%
30+ days past due as a % of total, excluding GCP (P)	0.8%	0.8%	0.6%	0.5%	0.5%		0.8%	0.5%

Other loans (E)
Total other loans	$4.0	$3.3	$2.9	$2.4	$2.2	82	$4.0	$2.2	82
Credit loss reserves (millions)
Beginning balance	$48	$52	$66	$72	$143	(66)	$52	$238	(78)
Provisions	(6)	(2)	(12)	(5)	(65)	(91)	(8)	(147)	$(95)
Net write-offs	(4)	(2)	(2)	—	(5)	(20)	(6)	(19)	(68)
Other (L)	—	—	—	(1)	(1)	#	—	—	—
Ending balance	$38	$48	$52	$66	$72	(47)	$38	$72	$(47)
% of other loans	1.0%	1.5%	1.8%	2.8%	3.3%		1.0%	3.3%

Other receivables (E)
Total other receivables	$3.0	$2.7	$2.7	$2.7	$2.9	3	$3.0	$2.9	3
Credit loss reserves (millions)
Beginning balance	$22	$25	$33	$39	$67	(67)	$25	$85	(71)
Provisions	6	—	—	3	(20)	#	6	(30)	#
Net write-offs	(6)	(3)	(8)	(9)	(8)	(25)	(9)	(16)	(44)
Other (L)	1	—	—	—	—	—	1	—	—
Ending balance	$23	$22	$25	$33	$39	(41)	$23	$39	(41)
% of other receivables	0.8%	0.8%	0.9%	1.2%	1.3%		0.8%	1.3%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q2'22
Non-interest revenues	$5,792	$3,643	$1,551	$49	$11,035
Interest income	2,217	490	5	87	2,799
Interest expense	238	163	(61)	99	439
Total revenues net of interest expense	7,771	3,970	1,617	37	13,395
Total provisions for credit losses	275	131	2	2	410
Total revenues net of interest expense after provisions for credit losses	7,496	3,839	1,615	35	12,985
Total expenses	6,092	3,022	800	528	10,442
Pretax income (loss)	1,404	817	815	(493)	2,543
Q2'21
Non-interest revenues	$4,466	$2,811	$1,204	$(56)	$8,425
Interest income	1,749	345	4	42	2,140
Interest expense	174	111	(20)	57	322
Total revenues net of interest expense	6,041	3,045	1,228	(71)	10,243
Total provisions for credit losses	(343)	(236)	(27)	—	(606)
Total revenues net of interest expense after provisions for credit losses	6,384	3,281	1,255	(71)	10,849
Total expenses	4,500	2,446	728	235	7,909
Pretax income (loss)	1,884	835	527	(306)	2,940
YOY % change
Non-interest revenues	30	30	29	#	31
Interest income	27	42	25	#	31
Interest expense	37	47	#	74	36
Total revenues net of interest expense	29	30	32	#	31
Total provisions for credit losses	#	#	#	—	#
Total revenues net of interest expense after provisions for credit losses	17	17	29	#	20
Total expenses	35	24	10	#	32
Pretax income (loss)	(25)	(2)	55	(61)	(14)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (Q)					Reported	FX-Adjusted (Q)
	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YTD'22	YTD'22
Worldwide
Network volumes (H)	25%	30%	29%	29%	50%	28%	32%	30%	29%	46%	27%	30%
Total billed business (H)	27	34	32	31	53	30	35	33	31	51	30	32
Consumer billed business	27	37	34	34	62	31	39	35	34	58	32	34
Commercial billed business	28	30	29	28	45	30	32	30	28	43	29	31
Processed volumes (H)	12	12	13	20	33	19	15	15	18	26	12	17

U.S.
Network volumes (H)	24	31	31	33	53	n/a	n/a	n/a	n/a	n/a	27	n/a
Total billed business (H)	26	33	33	32	53	n/a	n/a	n/a	n/a	n/a	29	n/a
Consumer billed business	27	38	37	37	63	n/a	n/a	n/a	n/a	n/a	32	n/a
Commercial billed business	26	30	29	28	44	n/a	n/a	n/a	n/a	n/a	28	n/a

Outside the U.S.
Network volumes (H)	26	27	23	22	42	39	33	26	20	32	27	36
Total billed business (H)	31	34	29	28	55	45	41	32	25	43	33	43
Consumer billed business	28	36	28	27	59	42	43	32	24	46	32	42
Commercial billed business	37	32	30	28	49	51	39	34	27	38	35	45
Asia Pacific, Australia & New Zealand network volumes	17	13	12	10	28	30	19	16	10	20	15	24
Latin America, Canada & Caribbean network volumes	43	39	36	39	55	47	40	38	35	45	41	44
Europe, the Middle East & Africa network volumes	34	50	38	36	66	49	57	40	31	51	41	53

Merchant Industry Metrics
Worldwide billed business (H)
Goods & Services (G&S)-related (74% of Q2'22 worldwide billed business)	15	19	19	18	34	18	21	19	18	31	14	16
T&E-related (26% of Q2'22 worldwide billed business)	80	119	130	126	347	84	121	132	124	340	126	130
Airline-related (6% of Q2'22 worldwide billed business)	142	241	271	429	#	148	246	274	426	#	265	272

U.S. billed business (H)
G&S-related (75% of Q2'22 U.S. billed business)	17	20	20	19	33	n/a	n/a	n/a	n/a	n/a	15	n/a
T&E-related (25% of Q2'22 U.S. billed business)	68	110	134	141	350	n/a	n/a	n/a	n/a	n/a	114	n/a
Airline-related (6% of Q2'22 U.S. billed business)	113	217	264	421	#	n/a	n/a	n/a	n/a	n/a	232	n/a
# - Denotes a variance of 1,000 percent or more.

See Appendix IV for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues	$5,792	$5,049	$5,181	$4,704	$4,466	30	$10,841	$8,275	31
Interest income	2,217	2,040	1,955	1,879	1,749	27	4,257	3,557	20
Interest expense	238	192	181	174	174	37	430	362	19
Net interest income	1,979	1,848	1,774	1,705	1,575	26	3,827	3,195	20
Total revenues net of interest expense	7,771	6,897	6,955	6,409	6,041	29	14,668	11,470	28
Total provisions for credit losses	275	(55)	27	(126)	(343)	#	220	(846)	#
Total revenues net of interest expense after provisions for credit losses	7,496	6,952	6,928	6,535	6,384	17	14,448	12,316	17
Total expenses	6,092	5,217	5,619	5,043	4,500	35	11,309	8,287	36
Pretax segment income	$1,404	$1,735	$1,309	$1,492	$1,884	(25)	$3,139	$4,029	(22)

(Billions, except percentages and where indicated)
Billed business (H)
U.S.	$141.1	$122.7	$129.5	$114.9	$110.8	27	$263.7	$199.8	32
Outside the U.S.	$45.8	$41.1	$44.6	$38.2	$35.8	28	$87.0	$66.1	32
Total	$186.9	$163.8	$174.1	$153.1	$146.6	27	$350.7	$265.9	32
Proprietary cards-in-force (millions) (I)
U.S.	40.3	39.8	39.0	38.7	38.1	6	40.3	38.1	6
Outside the U.S.	17.5	17.2	17.0	16.8	16.7	5	17.5	16.7	5
Total	57.8	57.0	56.0	55.5	54.8	5	57.8	54.8	5
Proprietary basic cards-in-force (millions) (I)
U.S.	28.3	27.9	27.3	27.2	26.9	5	28.3	26.9	5
Outside the U.S.	12.3	12.1	11.9	11.7	11.6	6	12.3	11.6	6
Total	40.6	40.0	39.2	38.9	38.5	5	40.6	38.5	5
Average proprietary basic Card Member spending (dollars)
U.S	$5,028	$4,444	$4,755	$4,255	$4,138	22	$9,480	$7,474	27
Outside the U.S.	$3,761	$3,434	$3,770	$3,278	$3,087	22	$7,198	$5,704	26
Average	$4,645	$4,138	$4,457	$3,960	$3,821	22	$8,789	$6,939	27

Segment assets	$107.8	$101.0	$102.1	$91.8	$89.7	20	$107.8	$89.7	20

Card Member loans
Total loans
U.S.	$63.7	$59.1	$59.8	$52.6	$51.8	23	$63.7	$51.8	23
Outside the U.S.	$11.0	$10.4	$10.7	$9.0	$8.8	25	$11.0	$8.8	25
Total	$74.7	$69.5	$70.5	$61.6	$60.6	23	$74.7	$60.6	23

Average loans
U.S.	$61.6	$58.1	$56.1	$52.3	$49.9	23	$60.0	$49.6	21
Outside the U.S.	$10.8	$10.4	$10.0	$8.9	$8.4	29	$10.6	$8.4	26
Total	$72.4	$68.5	$66.1	$61.2	$58.3	24	$70.6	$58.0	22

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (M)	0.8%	0.8%	0.6%	0.5%	0.9%		0.8%	1.1%
Net write-off rate (principal, interest and fees) (M)	1.1%	1.0%	0.8%	0.8%	1.2%		1.1%	1.4%
30+ days past due as a % of total	0.7%	0.8%	0.7%	0.7%	0.6%		0.7%	0.6%
Outside the U.S.
Net write-off rate (principal only) (M)	1.1%	1.0%	0.9%	1.3%	2.2%		1.1%	2.3%
Net write-off rate (principal, interest and fees) (M)	1.4%	1.3%	1.2%	1.7%	2.9%		1.3%	3.0%
30+ days past due as a % of total	0.9%	0.9%	0.8%	1.0%	1.1%		0.9%	1.1%
Total
Net write-off rate (principal only) (M)	0.9%	0.8%	0.6%	0.7%	1.1%		0.8%	1.3%
Net write-off rate (principal, interest and fees) (M)	1.2%	1.1%	0.9%	0.9%	1.5%		1.1%	1.7%
30+ days past due as a % of total	0.7%	0.8%	0.7%	0.7%	0.7%		0.7%	0.7%

Net interest income divided by average Card Member loans (N)	10.9%	10.8%	10.7%	11.1%	10.8%		10.8%	11.0%
Net interest yield on average Card Member loans (N)
U.S.	11.3%	11.3%	11.2%	11.6%	11.4%		11.3%	11.7%
Outside the U.S.	9.2%	9.3%	8.0%	9.3%	9.9%		9.2%	10.3%
Total	11.0%	11.0%	10.7%	11.3%	11.1%		11.0%	11.5%

Card Member receivables
U.S.	$13.8	$13.4	$14.7	$12.6	$12.9	7	$13.8	$12.9	7
Outside the U.S.	$7.6	$7.2	$7.7	$6.9	$7.0	9	$7.6	$7.0	9
Total receivables	$21.4	$20.6	$22.4	$19.5	$19.9	8	$21.4	$19.9	8

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (M)	0.5%	0.2%	0.2%	—%	—%		0.4%	—%
Net write-off rate (principal and fees) (M)	0.5%	0.3%	0.2%	0.1%	—%		0.4%	—%
30+ days past due as a % of total	0.6%	0.6%	0.4%	0.4%	0.3%		0.6%	0.3%
Outside the U.S.
Net write-off rate (principal only) (M)	1.1%	0.9%	0.5%	0.6%	1.0%		1.0%	1.1%
Net write-off rate (principal and fees) (M)	1.2%	0.9%	0.6%	0.7%	1.1%		1.1%	1.2%
30+ days past due as a % of total	1.0%	1.0%	0.7%	0.7%	0.7%		1.0%	0.7%
Total
Net write-off rate (principal only) (M)	0.7%	0.5%	0.3%	0.2%	0.3%		0.6%	0.4%
Net write-off rate (principal and fees) (M)	0.8%	0.5%	0.3%	0.3%	0.4%		0.6%	0.5%
30+ days past due as a % of total	0.8%	0.7%	0.5%	0.5%	0.4%		0.8%	0.4%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues	$3,643	$3,180	$3,257	$2,975	$2,811	30	$6,823	$5,253	30
Interest income	490	436	401	378	345	42	926	681	36
Interest expense	163	122	111	111	111	47	285	227	26
Net interest income	327	314	290	267	234	40	641	454	41
Total revenues net of interest expense	3,970	3,494	3,547	3,242	3,045	30	7,464	5,707	31
Total provisions for credit losses (O)	131	21	25	(66)	(236)	#	152	(397)	#
Total revenues net of interest expense after provisions for credit losses	3,839	3,473	3,522	3,308	3,281	17	7,312	6,104	20
Total expenses	3,022	2,669	2,822	2,594	2,446	24	5,691	4,594	24
Pretax segment income (loss)	$817	$804	$700	$714	$835	(2)	$1,621	$1,510	7

(Billions, except percentages and where indicated)
Billed business (H)	$153.1	$135.7	$140.9	$126.1	$119.9	28	$288.7	$223.9	29
Proprietary cards-in-force (millions) (I)	16.4	15.8	15.4	15.1	14.8	11	16.4	14.8	11
Average Card Member spending (dollars)	$9,512	$8,682	$9,235	$8,447	$8,180	16	$18,204	$15,338	19

Segment assets	$59.1	$55.6	$52.9	$48.2	$46.4	27	$59.1	$46.4	27

Card Member loans
Total loans	$20.7	$19.4	$18.1	$15.4	$15.0	38	$20.7	$15.0	38
Total loans - Global Small Business Services (GSBS)	$20.6	$19.3	$18.0	$15.3	$15.0	37	$20.6	$15.0	37
30+ days past due as a % of total - GSBS	0.6%	0.6%	0.5%	0.5%	0.4%		0.6%	0.4%
Average loans - GSBS	$20.0	$18.2	$16.7	$15.2	$14.4	39	$19.1	$13.9	37
Net write-off rate (principal only) - GSBS (M)	0.6%	0.6%	0.5%	0.5%	0.6%		0.6%	0.8%
Net write-off rate (principal, interest and fees) - GSBS (M)	0.7%	0.7%	0.6%	0.6%	0.7%		0.7%	1.0%

Net interest income divided by average Card Member loans (N)	6.5%	6.9%	6.9%	7.0%	6.5%		6.7%	6.5%
Net interest yield on average Card Member loans (N)	8.5%	8.6%	8.5%	8.8%	8.3%		8.6%	8.5%

Card Member receivables
Total receivables	$34.6	$32.5	$31.3	$29.3	$27.7	25	$34.6	$27.7	25
Net write-off rate (principal and fees) (M)(O)	0.6%	0.5%	0.3%	0.2%	(0.2)%		0.6%	0.1%
Total receivables - GCP (P)	$15.7	$14.5	$13.3	$12.5	$11.7	34	$15.7	$11.7	34
90+ days past billing as a % of total - GCP (P)	0.4%	0.3%	0.3%	0.3%	0.3%		0.4%	0.3%
Net write-off rate (principal and fees) - GCP (M)(O)(P)	0.3%	0.2%	0.2%	0.2%	(0.9)%		0.3%	(0.3)%
Total receivables - GSBS	$18.9	$18.0	$18.0	$16.8	$15.9	19	$18.9	$15.9	19
30+ days past due as a % of total - GSBS	0.9%	0.9%	0.7%	0.6%	0.5%		0.9%	0.5%
Net write-off rate (principal only) - GSBS (M)	0.9%	0.7%	0.3%	0.2%	0.2%		0.8%	0.3%
Net write-off rate (principal and fees) - GSBS (M)	0.9%	0.8%	0.4%	0.3%	0.3%		0.9%	0.4%
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues	$1,551	$1,356	$1,416	$1,278	$1,204	29	$2,907	$2,265	28
Interest income	5	2	4	4	4	25	7	8	(13)
Interest expense	(61)	(44)	(31)	(24)	(20)	#	(105)	(37)	#
Net interest income	66	46	35	28	24	#	112	45	#
Total revenues net of interest expense	1,617	1,402	1,451	1,306	1,228	32	3,019	2,310	31
Total provisions for credit losses	2	—	—	—	(27)	#	2	(37)	#
Total revenues net of interest expense after provisions for credit losses	1,615	1,402	1,451	1,306	1,255	29	3,017	2,347	29
Total expenses	800	715	946	779	728	10	1,515	1,435	6
Pretax segment income	$815	$687	$505	$527	$527	55	$1,502	$912	65

(Billions)
Segment assets	$15.9	$16.1	$15.2	$14.2	$14.2	12	$15.9	$14.2	12

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21
ROE
Annualized Net income	$7,856	$8,396	$8,060	$7,304	$9,120
Average shareholders' equity	$22,809	$22,280	$23,910	$24,982	$24,994
Return on average equity (F)	34.4%	37.7%	33.7%	29.2%	36.5%

Reconciliation of ROCE
Annualized Net income	$7,856	$8,396	$8,060	$7,304	$9,120
Preferred share dividends and equity related adjustments (R)	58	57	87	118	57
Earnings allocated to participating share awards and other	60	64	56	54	65
Net income attributable to common shareholders (R)	$7,738	$8,275	$7,917	$7,132	$8,998

Average shareholders' equity	$22,809	$22,280	$23,910	$24,982	$24,994
Average preferred shares (R)	1,584	1,584	1,820	1,955	1,584
Average common shareholders' equity	$21,225	$20,696	$22,090	$23,027	$23,410
Return on average common equity (F)	36.5%	40.0%	35.8%	31.0%	38.4%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YTD'22	YTD'21
Consolidated
Net interest income	$2,360	$2,199	$2,108	$1,994	$1,818	$4,559	$3,648
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	211	158	135	172	195	369	431
Interest income not attributable to our Card Member loan portfolio (T)	(167)	(105)	(98)	(92)	(93)	(272)	(189)
Adjusted net interest income (N)	$2,404	$2,252	$2,145	$2,074	$1,920	$4,656	$3,890
Average Card Member loans (billions)	$92.4	$86.8	$82.9	$76.4	$72.8	$89.7	$72.0
Net interest income divided by average Card Member loans (N)	10.2%	10.1%	10.2%	10.4%	10.0%	10.2%	10.1%
Net interest yield on average Card Member loans (N)	10.4%	10.5%	10.3%	10.8%	10.6%	10.5%	10.9%

Global Consumer Services Group
U.S.
Net interest income	$1,756	$1,633	$1,596	$1,524	$1,392	$3,389	$2,813
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	27	34	23	31	44	61	103
Interest income not attributable to our Card Member loan portfolio (T)	(52)	(42)	(36)	(27)	(22)	(94)	(46)
Adjusted net interest income (N)	$1,731	$1,625	$1,583	$1,528	$1,414	$3,356	$2,870
Average Card Member loans (billions)	$61.6	$58.1	$56.1	$52.3	$49.9	$59.9	$49.6
Net interest income divided by average Card Member loans (N)	11.4%	11.2%	11.4%	11.7%	11.2%	11.3%	11.3%
Net interest yield on average Card Member loans (N)	11.3%	11.3%	11.2%	11.6%	11.4%	11.3%	11.7%

Outside the U.S.
Net interest income	$223	$215	$178	$181	$183	$438	$382
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	27	26	27	29	26	53	52
Interest income not attributable to our Card Member loan portfolio (T)	(3)	(3)	(2)	(2)	(2)	(6)	(4)
Adjusted net interest income (N)	$247	$238	$203	$208	$207	$485	$430
Average Card Member loans (billions)	$10.8	$10.4	$10.0	$8.9	$8.4	$10.6	$8.4
Net interest income divided by average Card Member loans (N)	8.3%	8.3%	7.1%	8.1%	8.7%	8.3%	9.1%
Net interest yield on average Card Member loans (N)	9.2%	9.3%	8.0%	9.3%	9.9%	9.2%	10.3%

Total
Net interest income	$1,979	$1,848	$1,774	$1,705	$1,575	$3,827	$3,195
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	54	59	50	60	70	113	155
Interest income not attributable to our Card Member loan portfolio (T)	(55)	(44)	(38)	(29)	(24)	(99)	(50)
Adjusted net interest income (N)	$1,978	$1,863	$1,786	$1,736	$1,621	$3,841	$3,300
Average Card Member loans (billions)	$72.4	$68.5	$66.1	$61.2	$58.3	$70.6	$58.0
Net interest income divided by average Card Member loans (N)	10.9%	10.8%	10.7%	11.1%	10.8%	10.8%	11.0%
Net interest yield on average Card Member loans (N)	11.0%	11.0%	10.7%	11.3%	11.1%	11.0%	11.5%

Global Commercial Services
Net interest income	$327	$314	$290	$267	$234	$641	$454
Exclude:
Interest expense not attributable to our Card Member loan portfolio (S)	120	91	86	88	87	211	180
Interest income not attributable to our Card Member loan portfolio (T)	(21)	(16)	(17)	(17)	(22)	(37)	(44)
Adjusted net interest income (N)	$426	$389	$359	$338	$299	$815	$590
Average Card Member loans (billions)	$20.1	$18.3	$16.8	$15.2	$14.5	$19.1	$14.0
Net interest income divided by average Card Member loans (N)	6.5%	6.9%	6.9%	7.0%	6.5%	6.7%	6.5%
Net interest yield on average Card Member loans (N)	8.5%	8.6%	8.5%	8.8%	8.3%	8.6%	8.5%
See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	YOY % change	YTD'22	YTD'21	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (M)	$95	$67	$40	$32	$4	#	$162	$57	#
Less: Net write-offs (principal and fees) - GCP (M)(O)(P)	10	8	6	6	(24)	#	18	(14)	#
Net write-offs (principal and fees) - GCSG and GSBS (M)	$85	$59	$34	$26	$28	#	$144	$71	#
Less: Net write-offs (fees only) - GCSG and GSBS (M)	8	6	4	3	5	60	14	12	17
Net write-offs (principal only) - GCSG and GSBS (M)	$77	$53	$30	$23	$23	#	$130	$59	#

Average Card Member receivables
Global Consumer Services Group (GCSG)	$21.4	$20.5	$21.0	$19.8	$18.6	15	$21.0	$18.0	17
Global Small Business Services (GSBS)	18.7	17.3	17.5	16.5	15.2	23	18.0	14.6	23
Average receivables (GCSG and GSBS)	$40.1	$37.8	$38.5	$36.3	$33.8	19	$39.0	$32.6	20
GCP (P)	15.1	13.2	13.2	12.0	11.1	36	14.1	$10.9	29
Total average receivables	$55.2	$51.0	$51.7	$48.3	$44.9	23	$53.1	$43.5	22

Net write-off rate (principal and fees) (M)	0.7%	0.5%	0.3%	0.3%	—%		0.6%	0.3%
Net write-off rate (principal and fees) - GCSG and GSBS (M)	0.8%	0.6%	0.4%	0.3%	0.3%		0.7%	0.4%
Net write-off rate (principal only) - GCSG and GSBS (M)	0.8%	0.6%	0.3%	0.2%	0.3%		0.7%	0.4%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Discount revenue represents the proportion of billed business earned and retained by us for facilitating transactions between Card Members and merchants on payment products issued by American Express.
(B)	Service fees and other revenue includes service fees and travel commissions earned from merchants and other customers which are generally recognized in the period when the service is performed, and delinquency and foreign currency-related fees which are primarily recognized in the period when they are charged to the Card Member. In addition, Service fees and other revenue includes income (losses) from our investments in which we have significant influence, and therefore account for under the equity method.
(C)	Processed revenue includes revenues related to network partnership agreements, comprising royalties, fees and amounts earned for facilitating transactions on cards issued by network partners. Processed revenue also includes fees earned on alternative payment solutions facilitated by American Express.
(D)	Represents net income, less (i) earnings allocated to participating share awards of $15 million, $16 million, $11 million, $14 million and $16 million in Q2'22, Q1'22, Q4'21, Q3'21 and Q2'21, respectively; (ii) dividends on preferred shares of $15 million, $14 million, $22 million, $20 million and $15 million in Q2'22, Q1'22, Q4'21, Q3'21 and Q2'21, respectively; and (iii) equity-related adjustments of $7 million and $9 million in Q4'21 and Q3'21, respectively, related to the redemption of preferred shares. (refer to Footnote "R").
(E)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(F)	Effective Q1'22, we have changed the way we calculate Return on Average Equity (ROE) and Return on Average Common Equity (ROCE). ROE is calculated by dividing annualized net income for the period by average shareholders' equity for the period. ROCE is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(G)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(H)	Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions. Network volumes represent our total volumes.
(I)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(J)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(K)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(L)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(M)	We present a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. We believe the net write-off rate, excluding GCP net write-offs, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(N)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(O)	Q2'21 includes a $37 million partial recovery in Card Member receivables related to a corporate client bankruptcy, which had resulted in a $53 million write-off in the prior year in the Global Commercial Services (GCS) segment.
(P)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(Q)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q2'22 apply to the period(s) against which such results are being compared).
(R)	On August 3, 2021, we issued $1.6 billion of 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D. With the proceeds from that issuance, we redeemed in full the $850 million of 4.900% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series C on September 15, 2021 and the $750 million of 5.200% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series B on November 15, 2021. The difference between the redemption value and carrying value of the redeemed Series B and C Preferred Shares resulted in reductions of $7 million and $9 million to net income available to common shareholders, in Q4'21 and Q3'21, respectively.
(S)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(T)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.